UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

October 6, 2005

Date of Report (date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On October 6, 2005, Uni-Pixel Displays, Inc., a wholly-owned subsidiary of the Registrant (“Uni-Pixel”) and Lockheed Martin Corporation, acting through Lockheed Martin Systems Integration – Owego (“Lockheed”)  entered into a License and Strategic Business Agreement, dated as of October 5, 2005 (“the Agreement”), pursuant to which Uni-Pixel granted Lockheed the exclusive market rights for Uni-Pixel’s flat panel display technology in the Military/Aerospace Field in consideration of certain financial and engineering resources provided by Lockheed for the research and development of such technology.

Prior to the entry into the Agreement, there was no material relationship between Uni-Pixel and Lockheed, or any affiliates, directors or officers of Uni-Pixel, including any associates of such director or officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2005	By:	/s/ James A. Tassone
		Name:	James A. Tassone
		Title:	Chief Financial Officer